UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 6, 2022

MINISTRY PARTNERS INVESTMENT COMPANY, LLC

------------------------------------------------------------------------------------------------------------------

(Exact name of registrant as specified in its charter)

California   333-04028-LA 33-0489154

-------------------------------------------------------------------------------------------------------------------

(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

915 West Imperial Highway, Suite 120, Brea, CA 92821

-------------------------------------------------------------------------------------------------------------------

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 671-5720

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company filer, or an emerging growth company. See the definitions of “accelerated filer,” “large accelerated filer,” “smaller reporting company,” and “emerging growth company.” in Rule 12b-2 of the Exchange Act. (check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐
Smaller reporting company filer ☑	Emerging growth company ☐

Item 1.01 Entry Into a Material Definitive Agreement

On November 4, 2011, Ministry Partners Investment Company, LLC (the “Company”) entered into a credit facility refinancing transaction with the National Credit Union Administration Board As Liquidating Agent of Members United Corporate Federal Credit Union (“NCUA”) for an $87.3 million credit facility refinancing transaction (the “Credit Facility”). On June 28, 2019, NCUA assigned all of its rights, title and interest under the Credit Facility to OSK VII, LLC (“OSK”). Effective as of January 6, 2022, the Company entered into an agreement with OSK to amend the Credit Facility to allow the prepayment of principal. The agreement permitted the Company to make a cash prepayment on or before January 7, 2022, in exchange for a reduction in the outstanding principal balance of the Credit Facility of $16.5 million. The agreement also permits the Company to make quarterly cash prepayments beginning on July 1, 2022 for a reduction in principal of $3.3 million. These prepayments can continue until the principal balance has been paid in full.

The Company remains indebted to OSK VII, LLC for the $16.2 million of remaining principal on the Credit Facility, which matures on November 1, 2026. The Company has been diligent in fulfilling all of its obligations under the Credit Facility, including compliance with its scheduled payments and loan covenants.

The foregoing description of this credit facility and payoff of the Credit Facility is subject to and qualified in its entirety by reference to the terms and conditions of the Second Amendment and Modification of Promissory Note, which is filed as an exhibit hereto, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index

Exhibit 10.40	*Third Amendment and Modification of Promissory Note by and between Ministry Partners Investment Company, LLC and OSK VII, LLC dated January 6, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 10, 2022	MINISTRY PARTNERS INVESTMENT
COMPANY, LLC
/s/ Joseph W. Turner, Jr Joseph W. Turner, Jr. Chief Executive Officer and President